Filed pursuant to Rule 497(e)
Registration Nos. 033-08746

Supplement dated October 14, 2015
to the
Prospectus dated February 27, 2015

The Tocqueville International Value Fund (the “Fund”)

a series of Tocqueville Trust (the “Trust”)

Effective immediately, the following changes apply with respect to The Tocqueville International Value Fund:

The following is inserted at the end of the first paragraph under “Principal Investment Strategies” in the summary prospectus section for The Tocqueville International Value Fund on page 7 of the Prospectus:

“The Adviser may hedge the Fund’s foreign currency exposure by selling foreign currency forward contracts.”

The following is inserted under “Principal Risks” in the summary prospectus section for The Tocqueville International Value Fund on page 8 of the Prospectus:

“The International Value Fund may also be subject to risks particular to its foreign currency hedging strategy, including:

•
A fund that enters into foreign currency forward contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his judgment of future exchange rate changes; and

•
The use of derivatives can lead to losses, including those magnified by leverage. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.”

The following is inserted at the end of the eighth paragraph under “Investment Objectives and Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” on page 21 of the Prospectus:

“The Adviser may hedge the Fund’s foreign currency exposure by selling foreign currency forward contracts.”

The following is inserted after “Risks of Investing in Restricted Securities” under “Investment Objectives and Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” on page 26 of the Prospectus:

“Risks of a Foreign Currency Hedging Strategy (Applicable only to the International Value Fund)

Foreign Currency Contracts Risk.  A fund that enters into foreign current forward contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his judgment of future exchange rate changes. The Fund's gains from positions in foreign currency forward contracts may accelerate and/or lead to recharacterization of the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also lead to recharacterization of the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Derivatives Risk. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives' underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives.  Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund's net asset value. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.”

Please retain this supplement with your Prospectus.